UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

Greatbatch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9645 Wehrle Drive, Clarence, New York 14031
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (716)-759-6901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01     Other Events.

On February 11, 2008, Greatbatch issued a press release, a copy of which is attached hereto as Exhibit 99.1, disclosing that Precimed, S.A., an indirect wholly-owned subsidiary of Greatbatch, Inc., completed its previously announced acquisition of the DePuy Orthopaedics’ Chaumont, France manufacturing facility.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Title of Exhibit

99.1	Press Release of Greatbatch, Inc. dated February 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATBATCH, INC.

Date:	February 11, 2008	By:	/s/ Thomas J. Mazza
Thomas J. Mazza
Senior Vice President and Chief Financial Officer